UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 20, 2004
                Date of Report (Date of earliest event reported)


                                NeoPharm, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                         001-12493             51-0327886
  (State or other jurisdiction         (Commission          (IRS Employer
        of incorporation)              File Number)       Identification No.)


  150 Field Drive, Suite 195, Lake Forest, Illinois              60045
      (Address of principal executive offices)                 (Zip Code)



               Registrant's telephone number, including area code
                                  847-295-8678



         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

         On September 20, 2004, NeoPharm, Inc. issued a press release entitled "NeoPharm Provides Initial Guidance for Fiscal Year 2005."

         The text of the press release is as follows:

***FOR IMMEDIATE RELEASE***

CONTACT:
Larry Kenyon, Chief Financial Officer       Paul Arndt, Corporate
lkenyon@neophrm.com                         Communications Manager
847-295-8678 x 210                          parndt@neophrm.com
                                            847-295-8678 x 215

            NEOPHARM PROVIDES INITIAL GUIDANCE FOR FISCAL YEAR 2005

LAKE FOREST, ILLINOIS - SEPTEMBER 20, 2004 - NeoPharm, Inc. (Nasdaq: NEOL) today provided initial guidance for the fiscal year ending December 31, 2005 with the announcement of a projected net loss of $43 to $47 million, which is expected to allow the Company to support its operations into the third quarter of 2006 with the cash presently on hand.

"We are making significant progress in our ongoing efforts to reduce costs. We are currently evaluating the overall value of our drug development pipeline, and will continue only those programs that we believe are commercially viable for NeoPharm," said Gregory P. Young, NeoPharm's President and Chief Executive Officer. "As a result of our preliminary evaluation, we are reiterating guidance for a net loss for the fiscal year ending December 31, 2004 of approximately $55 to $58 million, in addition to providing initial guidance for 2005 net loss of approximately $43 to $47 million. As we continue to implement our cash conservation strategy, we expect to further fine-tune our cost estimates while working to maximize the value of the Company's assets, and move our current clinical trials forward. Additionally, we intend to eliminate programs that have less value to the Company and seek partners for our pipeline in order to maximize shareholder value and advance our efforts to further conserve cash."

The Company plans to highlight the results of its product evaluation and outline more details of its specific plans during its third quarter 2004 quarterly update and conference call with investors, planned for early November, 2004.

About NeoPharm
NeoPharm is a publicly traded biopharmaceutical company dedicated to the research, discovery, and commercialization of new and innovative cancer drugs for therapeutic applications. NeoPharm has built its drug portfolio based on its two novel proprietary technology platforms: a tumor-targeting platform and the NeoLipid(TM) drug delivery system. The Company has a portfolio of anticancer compounds in various stages of development. Additional information about NeoPharm, recent news releases, and scientific abstracts related to the Company's drug compounds can be obtained by visiting NeoPharm's Website at: www.neophrm.com, or calling Paul Arndt at 847-295-8678x215.

NeoPharm, its executive officers and its directors (other than Mr. Kapoor) may be deemed to be participants in the solicitation of revocations of consents in response to Mr. Kapoor's consent solicitation. Information regarding persons who may be deemed to be participants in such solicitation on behalf of NeoPharm may be found in NeoPharm's revised preliminary consent revocation statement, dated as of September 17, 2004. You may obtain a copy of the preliminary

                                     -more-
consent revocation statement without charge by accessing the SEC's website at www.sec.gov, or the company's website at www.neophrm.com.
------------------------------------------------------------------------------
Forward Looking Statements - This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify such forward-looking statements by use of such words as "expects," "intends," "hopes," "anticipates," "believes," "could," "may," "evidences" and "estimates," and other similar expressions, but these words are not the exclusive means of identifying such statements. Such statements include, but are not limited to, any statements relating to the Company's drug development program, including, but not limited to the initiation, progress and outcomes of clinical trials of the Company's drug product candidates, and any other statements that are not historical facts. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in financing, development, testing, regulatory approval, production and marketing of the Company's drug and non-drug compounds, uncertainty regarding the availability of third party production capacity, uncertainty regarding the outcome of damage claims made by or against the Company, the Company's ability to cut back on its funding of certain of its development projects in order to conserve its cash resources, the ability of the Company to procure additional future sources of financing, unexpected adverse side effects or inadequate therapeutic efficacy of the Company's drug and non-drug compounds that could slow or prevent products coming to market, uncertainty regarding the Company's ability to market its drug and non-drug products directly or through independent distributors, the uncertainty of patent protection for the Company's intellectual property or trade secrets, uncertainty regarding the efforts of John N. Kapoor to obtain consent for, among other things, removal of four of the Company's current independent directors, and other risks detailed from time to time in filings the Company makes with the Securities and Exchange Commission including its annual reports on Form 10-K and quarterly reports on Forms 10-Q. Such statements are based on management's current expectations, but actual results may differ materially due to various factors, including those risks and uncertainties mentioned or referred to in this press release. Accordingly, you should not rely on these forward-looking statements as a prediction of actual future results.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NeoPharm, Inc.


                                         /s/ Lawrence Kenyon
   Date: September 20, 2004              -----------------------
                                      By: Lawrence Kenyon
                                      Its: Chief Financial Officer
                                           (Principal Accounting Officer and
                                           Principal Financial Officer)